                                                                    Exhibit 10.1

                            SHAREHOLDERS' AGREEMENT
                            -----------------------


          THIS SHAREHOLDERS' AGREEMENT (this "Agreement") is made as of August
                                              ---------
6, 1996, by and among Apex Silver Mines Limited, an exempted limited liability company organized and existing under the laws of the Cayman Islands (the

"Company"), Apex Silver Mines LDC, an exempted limited duration company
--------
organized and existing under the laws of the Cayman Islands ("Apex LDC"),
                                                              --------
Consolidated Commodities Ltd., a limited liability company organized and existing under the laws of Bermuda ("Consolidated"), Mr. Thomas S. Kaplan
                                     ------------
("Kaplan"), Litani Capital Management LDC, a limited duration company organized
--------
and existing under the laws of the Bahamas ("Litani"), Silver Holdings LDC, an
                                             ------
exempted limited duration company organized and existing under the laws of the Cayman Islands ("Silver Holdings", and collectively with Consolidated and
                 ---------------
Litani, the "Original Investors") and each of the shareholders from time to time
             ------------------
of the Company (such shareholders, collectively, the "Purchasers").  Apex LDC,
                                                      ----------
Silver Holdings, Litani, Consolidated, Kaplan and the Purchasers are collectively referred to herein as the "Shareholders", and each individually as
                                        ------------
a "Shareholder."  Certain capitalized terms used herein are defined in
   -----------
Section 1.

          WHEREAS, each of the Original Investors are the owners of shares of Apex LDC (the "Sub Shares"), and, pursuant to that certain Buy-Sell Agreement
               ----------
(the "Buy-Sell Agreement") dated as of the date hereof between the Company, Apex
      ------------------
LDC, and the Original Investors, the Original Investors are entitled to sell at any time after a Public Offering, in whole or in part, their Sub Shares to the Company for, at the discretion of the Company, cash, Shares or a combination of cash and Shares;

          WHEREAS, pursuant to Subscription Agreements dated as of the date hereof (each a "Subscription Agreement"), by and among the Company and the
                ----------------------
Purchasers, the Company shall issue on the date hereof to each Purchaser shares of the Company's Common Stock, par value $.01 per share (each such share, a

"Share"); and
------

          WHEREAS, the parties hereto desire to enter into this Agreement to establish the composition of the Company's Board of Directors (the "Board"), to
                                                                    -----
restrict the sale, assignment, transfer, encumbrance or other disposition of the Shares and the Sub Shares and to provide for certain rights and obligations in respect thereto as hereinafter provided;

          NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

          1. DEFINITIONS.
             -----------

          "AFFILIATE" of a Shareholder controlling, controlled by or under common control with the Shareholder and, in the case of a Shareholder which is a partnership, any partner of such Shareholder.

          "FAMILY GROUP" means a Shareholder's parents, spouse, descendants (whether or not adopted) and stepchildren and any trust solely for the benefit of the Shareholder and/or the Shareholder's parents, spouse, stepchildren and/or descendants.

          "HOLDER GROUP" means (i) Silver Holdings and its shareholders as of the date hereof (as a collective group), (ii) Consolidated and its shareholders as of the date hereof (as a collective group), or (iii) Litani and its shareholders as of the date hereof (as a collective group).

          "MEMORANDUM AND ARTICLES OF ASSOCIATION" means the Company's memorandum and articles of association in effect at the time as of which any determination is being made.

          "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PUBLIC OFFERING" means an underwritten public offering of Shares pursuant to a registration statement.

          "PUBLIC SALE" means any sale of Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

          "RELEVANT AGREEMENTS" means the Buy-Sell Agreement and the Memorandum and Articles of Association of the Company.

          "SECURITIES ACT" means the United States Securities Act of 1933, as amended from time to time.

          "SUBSIDIARY" means with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

          2. VOTING AGREEMENT.  (a)  From and after the date of this
             ----------------
Agreement and until the provisions of this Section 2 cease to be effective, each holder of Shares shall promptly vote all of his Shares and shall promptly take all other necessary or desirable actions within his control (whether in his capacity as a stockholder or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company and Apex LDC shall promptly take all necessary and desirable actions within their control (including, without limitation, calling special board and stockholder meetings), so that:

             (i) the Board shall initially be comprised of four (4) directors;

     provided, however, that the Board shall be increased (A) by one (1)
     --------  -------
     director if Litani exercises its right to designate the Litani Representative (as defined below) and/or (B) by one (1) director if the Board unanimously agrees to select an independent director;

             (ii) Consolidated shall have the right in any election of directors to the Board to select two (2) representatives to the Board (the "Consolidated Representatives"); the initial Consolidated Representatives
      ----------------------------
     are Kaplan and David Sean Hanna;

              (iii)  Litani shall have the right in any election of directors to the Board to select one (1) representative to the Board (the "Litani
                                                                      ------
     Representative"); as of the date hereof, Litani has not exercised its right
     --------------
     to designate the Litani Representative;

              (iv) Silver Holdings shall have the right in any election of directors to the Board to select two (2) representatives to the Board (the "Silver Holdings Representatives"); the initial Silver Holdings
      -------------------------------
     Representatives are Eduardo Elsztain and Paul Soros;

              (v) the removal from the Board (with or without cause) of any representative designated hereunder by a Holder Group shall be at the written request of such Holder Group, but only upon such written request and under no other circumstances;

              (vi) in the event that any representative designated hereunder for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a representative designated by the same Holder Group that designated the member that will no longer serve on the Board; and

              (vii) any amendment to the Memorandum and Articles of Association which the Company or any of its Subsidiaries is obligated to make pursuant to any Relevant Agreement and any other corporate action which the Company or any of its Subsidiaries is obligated to take pursuant to any Relevant Agreement which requires stockholder approval shall be approved.

          (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board and any committee thereof.

          (c) The provisions of this Section 2 shall terminate and cease to have effect upon the consummation of a Public Offering.

          3.  RESTRICTIONS ON TRANSFER OF SHARES.  (a)  Transfer of Shares.  No
              ----------------------------------        ------------------
holder of Shares or Sub Shares shall sell, transfer, assign, pledge or otherwise directly or indirectly dispose of (a "Transfer") any interest in any such shares
                                      --------
except pursuant to and in accordance with the provisions of this Section 3,
Section 4 and Section 5.

              (b) Initial Restriction.  Until the earlier of December 22, 1997
                  -------------------
 or the consummation of a Public Offering (the "Restricted Period"), no
                                                -----------------
Shareholder shall be permitted to Transfer any Shares or Sub Shares without the prior consent of the Company, acting through its Board, which consent may not be unreasonably withheld. It is agreed by the parties hereto that the Board may object to a Proposed Transfer if it determines that the Proposed Transferee (or any Affiliate thereof) is a competitor of the Company and/or any of its Subsidiaries.

               (i) At least 20 days prior to making a Transfer, any transferring holder of Shares shall provide written notice to the Company (the

     "Transferee Notice") naming the proposed transferee (the "Proposed
     ------------------                                        --------
     Transferee") of such proposed Transfer (the "Proposed Transfer").  The
     ----------                                   -----------------
     Board will deliver written notice of its objection to such Transfer to such transferring holder within 15 days of receipt of the Transfer notice.

               (ii) All Proposed Transfers by or on behalf of Kaplan or an Original Investor shall be subject to the prior written consent of the "disinterested" members of the Board. "Disinterested" Board members shall include all representatives to the Board other than the Board members appointed by the proposed transferor, or any Affiliate thereof. For the purposes hereof, in the event either Consolidated or Litani seek to transfer any of their Shares or Sub Shares, as applicable, neither the Consolidated Representatives nor the Litani Representative shall be deemed to be a "disinterested" Board member.

          (c) Right of First Refusal on Transfer of Original Investor Shares or
              -----------------------------------------------------------------
Sub Shares.  Subject to the provisions of Section 3(b) hereof, until the
----------
expiration of the Restricted Period each Original Investor shall be entitled to Transfer its Shares or Sub Shares subject to the following conditions:

              (i) At least 30 days prior to making any Transfer of Shares or
     Sub Shares, any transferring Original Investor (the "Transferring OI
                                                          ---------------
     Holder") shall deliver a written notice (each such notice, an "Offer
                                                                    -----
     Notice") to the Company and the other Original Investors. The Offer Notice shall disclose in reasonable detail the proposed number of Shares or Sub Shares to be transferred (the "OI Transfer Shares") and the proposed terms
                                    ------------------
     and conditions of the Transfer (including the proposed price at which the shares are to be transferred).

              (ii) First, each Original Investor (or its designee) shall be entitled to purchase his Investor Pro Rata Share (as defined below) of the Shares or Sub Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election (an

     "Election Notice") to the Transferring OI Holder as soon as practical but
     ----------------
     in any event within ten (10) days after delivery of the Offer Notice. Any such Shares or Sub Shares not elected to be purchased by the end of such 10-day period shall be reoffered for an additional ten (10) day period by the Transferring OI Holder on a pro rata basis to the Original Investors who have elected to purchase their Investor Pro Rata Share. Each Original Holder's "Investor Pro Rata Share" shall be based upon such Original
               -----------------------
     Investor's proportionate beneficial ownership of Shares and Sub Shares.

              (iii) The Transfer of any OI Transfer Shares to be purchased by the Original Investors shall be consummated as soon as practical after the delivery of the final Election Notice, but in any event within 15 days after the delivery of the final Election Notice. In the event that the Original Investors do not elect to purchase all of the OI Transfer Shares, the Transferring OI Holder may, within 90 days after the expiration of the Election Period, transfer such remaining OI Transfer Shares to one or more third parties at a price no less than the price per share specified in the Offer Notice for such class and on other terms no more materially favorable to the transferees thereof than offered to the Original Investors in the Offer Notice. Any OI Transfer Shares not transferred within such 90-day period shall be reoffered to the Original Investors under this Section 3(c) prior to any subsequent Transfer pursuant to the terms of this Section. The purchase price specified in any Offer Notice shall be payable solely in cash at the closing of the transaction or in installments over time, and no Shares may be pledged without the prior written consent of the Shareholders, which consent may be withheld in their sole discretion.

          (d) Other Restrictions.  (i) After the Restricted Period, Shares or
              ------------------
Sub Shares are transferable only pursuant to (A) a Public Offering, (B) Rule 144 or Rule 144A of the Securities Act (or any similar rule or rules then in force) if such rule is available, and (C) subject to the conditions specified in
Section 3(d)(ii) below, any other legally available means of transfer.

              (ii) In connection with the transfer of any Shares or Sub Shares (other than a transfer described in Section 3(d)(i) (A) or (B) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reason able satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Shares or Sub Shares may be effected without registration of such Shares or Sub Shares under the Securities Act. In addition, if the holder of the Shares or Sub Shares delivers to the Company an opinion of counsel that no subsequent transfer of such Shares or Sub Shares shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Shares or Sub Shares which do not bear the Securities Act legend set forth in Section 4. If the Company is not required to deliver new certificates not bearing such legend in exchange for such Shares or Sub Shares, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section and Section 4.

          (e) Permitted Transfers.  The restrictions set forth in this Section 3
              -------------------
shall not apply to (i) any Transfer of Shares by any Shareholder among its Affiliates, (ii) a Transfer of Shares by any Shareholder pursuant to the laws of descent and distribution or among such Share holder's Family Group, (iii) any Transfer from a Shareholder to another Shareholder, provided that the provisions
                                                    --------
of this Agreement will continue to be applicable to the Shares after any Transfer pursuant to clauses (i), (ii) and (iii) above and the transferees of such Shares shall agree in writing to be bound by the provisions of this Agreement. Upon the Transfer of Shares pursuant to clauses (i), (ii) and (iii) of the previous sentence, each transferee will deliver a written notice to the Company, which notice will disclose in reasonable detail the identity of such transferee.

          4. PREEMPTION RIGHTS.  (i) Except for the issuance of Shares or
             -----------------
securities (i) pertaining to options or rights to acquire Shares existing on the date hereof, including, without limitation, any and all Shares which may be issued to the Original Investors pursuant to the terms of the Buy-Sell Agreement, (ii) pursuant to a Public Sale, or (iii) pursuant to stock or option issuances to directors, employees or consultants of the Company or any of its direct or indirect subsidiaries, if the Company at any time after the date hereof authorizes the issuance or sale of any Shares or any securities containing options or rights to acquire any Shares (other than as a dividend on outstanding Shares), the Company shall first offer to sell to each Shareholder a portion of such Shares or other securities equal to the percentage of Shares and, for the purposes hereof, Sub Shares held by such Shareholder at the time of such issuance.

             (ii) In order to exercise its purchase rights hereunder, each Shareholder must within 20 days after receipt of written notice from the Company describing in reasonable detail the Shares or securities being offered, the purchase price thereof, the payment terms and such Shareholder's pro rata percentage allotment, deliver a written notice to the Company describing its election hereunder. Any Shares not elected to be purchased by the end of such 20-day period shall be reoffered for an additional 10-day period by the Company on a pro rata basis to the Shareholders who elected to purchase the entire allotment of Shares originally offered to such Shareholders.

             (iii) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such Shares or securities which the Shareholders have not elected to purchase during the 180 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Shareholders. Any Shares or securities offered or sold by the Company to any Person after such 180-day period must be reoffered to the Shareholders pursuant to the terms of this Section.

             (iv) The provisions of this Section 3A shall terminate and cease to have effect upon the consummation of a Public Offering.

          5. LEGEND.  Each certificate evidencing Shares and each certificate
             ------
issued in exchange for or upon the transfer of any Shares (if such shares remain Shares as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVER ING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR THE

          COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THESE SECURITIES REASONABLY SATIS FACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH.

          IN ADDITION, THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFERS AND VOTING RESTRICTIONS PURSUANT TO A SHARE HOLDERS' AGREEMENT AMONG THE COMPANY AND CERTAIN OF THE COMPANY'S MEMBERS. A COPY OF SUCH SHAREHOLDERS' AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Company shall imprint such legend on certificates evidencing Shares outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Shares in accordance with this Agreement.

          6. LEGEND REMOVAL.  If any Shares or Sub Shares become eligible for
             --------------
sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Shares or Sub Shares, issue new certificates for such Shares or Sub Shares not bearing the Securities Act legend set forth in Section 4.

          7. TRANSFER.  Prior to Transferring any Shares to any Person, the
             --------
transferring holder shall cause the prospective transferee to execute and deliver to the Company and the other Shareholders a counterpart of this Agreement and the Subscription Agreement, dated as of the date hereof, by and among the Company and the Investors.

          8. HOLDBACK AGREEMENT.  Each Shareholder agrees not to effect any
             ------------------
public sale or distribution (including sale pursuant to Rule 144 of the Security
Act) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten offerings unless the underwriters managing the registered offering otherwise agree.

          9. SALE OF THE COMPANY.  (a)  If a sale of substantially all of the
             -------------------
Company's assets determined on a consolidated basis, or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to any independent third party or group of independent third parties is approved by the Company's Board (any such Company Sale approved by the Board constituting an "Approved Sale"), each Shareholder will consent to and raise no objections to
 -------------
such Approved Sale.

          (b) In connection with any such Approved Sale, (i) if the Approved Sale is structured as (A) a merger or consolidation, each Shareholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation, (B) a sale of stock, each Shareholder shall agree to sell all of his Shares, or rights to acquire Shares, on the terms and conditions so approved, or (C) as a sale of assets, each Shareholder shall vote in favor of such sale and any subsequent liquidation of the Company or other distribution of the proceeds therefrom, (ii) each Shareholder shall take all necessary or desirable actions in connection with the consummation of the Approved Sale reasonably requested by the Company and (iii) each Shareholder shall be obligated to join on a pro rata basis (based on the share of the aggregate proceeds paid in such Approved Sale) in any indemnification or other obligations that the Company agrees to provide in connection with such Approved Sale other than any such obligations that relate specifically to the Company or to a particular Shareholder such as indemnification with respect to representations and warranties given by a Shareholder regarding such Shareholder's title to and ownership of Shares; provided that no Shareholder
                                                --------
shall be obligated in connection with such Approved Sale to agree to indemnify or hold harmless the prospective transferee(s) with respect to an amount in excess of the net cash proceeds paid to such holder in connection with such Approved Sale.

          (c) The obligations of the Shareholders with respect to an Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each Shareholder will receive the same form of consideration and the same portion of the aggregate consideration that such Shareholders would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Memorandum and Articles of Association as in effect immediately prior to such Approved Sale and (ii) each holder of then currently exercisable rights to acquire Shares will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as Shareholders.

          (d) If the Company or any one or more Shareholders enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the Shareholders will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any Shareholder appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any Shareholder declines to appoint the purchaser representative designated by the Company such holder will appoint another purchaser representative, and such Shareholder will be responsible for the fees of the purchaser representative so appointed.

          (e) Shareholders will bear their pro rata share (based upon the number of Shares (including the aggregate number of Shares which would be issued in the event the Company purchased all outstanding Sub Shares for Shares) which would be sold) of the costs of any sale of Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all Shareholders and are not otherwise paid by the Company or the acquiring party. For purposes of this section 8(e), costs incurred in exercising reasonable efforts to take all necessary actions in connection with the consummation of an Approved Sale in accordance with

Section 8(a) shall be deemed to be for the benefit of all Shareholders. Costs incurred by Shareholders on their own behalf will not be considered costs of the transaction hereunder.

          (f) The provisions of this Section 8 will terminate upon the consummation of a Public Offering.

          10. COMPANY REPRESENTATIONS.  The Company hereby represents and
              -----------------------
warrants as follows:

          (a) The Company is an exempted limited liability company duly organized, validly existing and in good standing under the laws of the Cayman Islands; has the corporate power and authority to conduct the business in which it is currently engaged; and is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction where the conduct of its business requires such qualification, except to the extent that the failure so to qualify would not, in the aggregate, have a material adverse effect on the condition (financial or otherwise), operations, business or properties of the Company or the ability of the Company to perform its obligations under this Agreement.

          (b) The Company has all requisite corporate power and authority to make, deliver, and perform its obligations under this Agreement. The Company has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with or other act by or in respect of any governmental authority is required to be obtained or made by or on behalf of the Company in connection with the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement has been duly executed and delivered by or on behalf of the Company.

          (c) This Agreement (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

          (d) There is no action suit, investigation or proceeding of or before any arbitrator or governmental authority now pending or, to the knowledge of the Company, threatened against or affecting it or against any of its properties or income that would have a material adverse effect on, or which questions or challenged, this Agreement or any of the transactions contemplated hereby.

          (e) Upon the Company's receipt and acceptance of payment by the Purchasers pursuant to the Subscription Agreement and the issuance of stock certificates therefor, the Shares will be legally and validly issued.

          11. TRANSFERS IN VIOLATION OF AGREEMENT.  Any Transfer or attempted
              -----------------------------------
Transfer of any Shares or Sub Shares in violation of any provision of this Agreement shall be void, and neither the Company nor Apex LDC shall record such Transfer on its books or treat any purported transferee of such Shares or Sub Shares as the owner of such shares for any purpose.

          12. ALTERATIONS TO COMPANY CAPITAL STRUCTURE.  Until the consummation
              ----------------------------------------
of a Public Offering, any changes or other amendments to the capital structure of the Company shall be subject to the prior written consent of Silver Holdings and Consolidated.

          13. AMENDMENT AND WAIVER.  Except as otherwise provided herein, no
              --------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against the Company unless such modification, amendment or waiver is approved in writing by the Company. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Original Investors unless such modification, amendment or waiver is approved in writing by the Original Investors.

          14. SEVERABILITY.  Whenever possible, each provision of this
              ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          15. ENTIRE AGREEMENT.  Except as otherwise expressly set forth
              ----------------
herein, this document, the Subscription Agreement and the Buy-Sell Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          16. SUCCESSORS AND ASSIGNS.  Except as otherwise provided herein,
              ----------------------
this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Shareholders and any subsequent holders of Shares and the respective successors and assigns of each of them, so long as they hold Shares.

          17. COUNTERPARTS.  This Agreement may be executed in separate
              ------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          18. REMEDIES.  The parties hereto agree and acknowledge that money
              --------
damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Shareholder shall have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

          19. NOTICES.  All notices, demands or other communications to be
              -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, return receipt requested, confirmed telecopy or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to Shareholders at the addresses indicated for such Persons in the Subscription Agreement, or to any party (including any new party) at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          20. GOVERNING LAW.  The corporate law of the Cayman Islands will
              -------------
govern all issues concerning the relative rights of the Company and the Shareholders. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

          21. DESCRIPTIVE HEADINGS.  The descriptive headings of this Agreement
              --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Shareholders' Agreement on the day and year first above written.



                              -------------------------------------
                              Thomas S. Kaplan


                              APEX SILVER MINES LIMITED


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              APEX SILVER MINES LDC


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              CONSOLIDATED COMMODITIES LTD.


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              LITANI CAPITAL MANAGEMENT LDC


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                                  SCHEDULE A
                                  ----------

NAME OF PURCHASER
-----------------

Altamira Management Ltd.
As Agent for A/C# 176
By: /s/ Peter Rizakos
    -----------------
      Name: Peter Rizakos
     Title:   General Counsel

Altamira Management Ltd.
As Agent for A/C# 317
By: /s/ Peter Rizakos
    -----------------
      Name: Peter Rizakos
     Title:   General Counsel

Altamira Management Ltd.
As Agent for A/C# 124
By: /s/ Peter Rizakos
    -----------------
      Name: Peter Rizakos
     Title:   General Counsel

Altamira Management Ltd.
As Agent for A/C# 106
By: /s/ Peter Rizakos
    -----------------
      Name:  Peter Rizakos
      Title:   General Counsel

Anduril Fund Ltd.
By: /s/ J. Thomspon
    ---------------
      Name: Janet P. Thompson
      Title:   Vice President

                                  SCHEDULE A
                                  ----------

NAME OF PURCHASER
-----------------

Anduril Fund Ltd.
By: /s/ J. Thomspon
    ---------------
      Name: Janet P. Thompson
      Title:   Vice President

Anduril Irrevocable Deferred Trust 1
By: /s/ Barry W. Herman
    -------------------
      Name: Barry W. Herman
      Title: Trustee

ANZ Nominees (Guernsey) Ltd.
A/C# AAIZ
By: /s/ ANZ Nominees (Guernsey) Limited
    -----------------------------------
      Name:
      Title:   Authorised Signature

ANZ Nominees (Guernsey) Ltd.
A/C# AAIQ
By: /s/ ANZ Nominees (Guernsey) Limited
    -----------------------------------
      Name:
      Title:   Authorised Signature

ANZ Nominees (Guernsey) Ltd.
A/C# AAIJ
By: /s/ ANZ Nominees (Guernsey) Limited
    -----------------------------------
      Name:
      Title:   Authorised Signature

Argonaut Capital Management
By: /s/ David S.
    ------------
      Name: David S.
      Title:   General Partner

                                  SCHEDULE A
                                  ----------

NAME OF PURCHASER
-----------------

Berliner, Leni
By: /s/ Leni Berliner
    -----------------
      Name: Leni Berliner

Brant Investments Ltd.
A/C# 921-6001
By: /s/ Nancy MacKellar
    -------------------
      Name: Nancy MacKellar
      Title:   Executive Vice President

Buchanan, Larry
By: /s/ Larry Buchanan
    ------------------
      Name: Larry Buchanan

CBG Compagnie Bancaire Geneve
Ref.: Anduril Fund Limited
By: /s/ T. Mory
    -----------
      Name: T. Mory
      Title:   Mandataire Commercial

By: /s/ J. Sadegh
    -------------
      Name: J. Sadegh
      Title:   Fondee de Pouvoir

Celtic Group Ltd.
By: /s/ Kenny McDonors
    ------------------
      Name: Kenny McDonors
      Title:   Director

                                  SCHEDULE A
                                  ----------

NAME OF PURCHASER
-----------------

CONSOLIDATED COMMODITIES, LTD.
By: /s/ Peter D. Martin
    -------------------
      Name: Peter D. Martin
      Title:   Director/Vice President

Damerel Trading S.A.
By: /s/ ABN AMRO Trust Company (Suisse) S.A.
    ----------------------------------------
       Name:
       Title:  Proxyholder

Derzavich, Esq., Fernando
By: /s/ Fernando Derzavich
    ----------------------
      Name: Fernando Derzavich, Esq.

Dunavant Enterprises, Inc.
By: /s/ Richard L. Fisher
    ---------------------
       Name: Richard L. Fisher
       Title:   Senior Vice President

Elsztain, Eduardo S.
By: /s/ Eduardo Sergio Elsztain
    ---------------------------
      Name: Eduardo Sergio Elzstain

ETAB Comfort
By: /s/ Victor Peck
    ---------------
      Name: Victor Peck
     Title: Director

Fleischer, Donald R.
By: /s/ Donald R. Fleischer
    -----------------------
      Name: Donald R. Fleischer

                                  SCHEDULE A
                                  ----------

NAME OF PURCHASER
-----------------

Gallen, Jonathan
By: /s/ Jonathan Gallen
    -------------------
      Name: Jonathan Gallen

Gruye, Charles R.
By: /s/ Charles R. Gruye
    --------------------
      Name: Charles R. Gruye

Heartland Small Cap Contrarian Fund
By: /s/ William J. Nasgovitz
    ------------------------
      Name: William J. Nasgovitz
      Title: President

Humber Investments Limited
By: /s/ Lo Yuk Wan
    --------------
      Name: Lo Yuk Wan
      Title: Director

Humber Investments Limited
By: /s/ Li Mei Ling
    ---------------
      Name: Li Mei Ling
      Title:   Director

IMS Global Investments X, Ltd.
By: /s/ Marian Fitzpatrick
    ----------------------
      Name: Marian Fitzpatrick
      Title:   Director

Infinity Properties Ltd. B.V.I.
By: /s/ Jacques Benzeno
    -------------------
      Name: Jacques Benzeno
      Title:   Director

                                  SCHEDULE A
                                  ----------

NAME OF PURCHASER
-----------------

Ivor Wolfson Corp. S.A.
By: /s/ Ivor S. T. Wolfson
    ----------------------
      Name: Ivor S.T. Wolfson
      Title:   President

Frankston Investment Limited
By: /s/ R.A. Clifford
    -----------------
      Name: R.A. Clifford
      Title:  Director

Litani Capital Management LDC
By: /s/ David Sean Hanna
    --------------------
      Name: David Sean Hanna
      Title:   Director

Mada Limited
By: /s/ M.D. Dekel Golan
    --------------------
     Name: M.D Dekel Golan
     Title:

Moore Global Investments, Ltd.
By: /s/ Savvas Savvinidis
    ---------------------
      Name: Savvas Savvinidis
      Title:   Director of Operations

Nash, Ron and Linda
By: /s/ Ron Nash/Linda Nash
    ------------------------
      Name: Ronald Nash/Linda Nash

Natbony, William
By: /s/ William Natbony
    -------------------
      Name: William Natbony

                                  SCHEDULE A
                                  ----------

NAME OF PURCHASER
-----------------

Natbony Trust Partnership
By: /s/ William Natbony
    -------------------
      Name: William Natbony
     Title:    General Partner


New York Holdings Ltd.
By: /s/ Fox Neeman Herzog
    ---------------------
      Name: Fox Neeman Herzog
      Title:  Director

Pezet, Felipe de Lucio
By: /s/ Felipe de Lucio
    -------------------
      Name: Felipe de Lucio Pezet

Recanati, Dafna
By: /s/ Dafna Recanati
    ------------------
     Name: Dafna Recanati

Remington Investments Strategies, L.P.
By: /s/ Savvas Savvinidis
    ---------------------
      Name: Savvas Savvinidis
      Title:  Director of Operations

Schraub, Howard
By: /s/ Howard Schraub
    ------------------
      Name: Howard Schraub

Silver Holdings LDC
By: /s/ Gary Gladstein
    ------------------
      Name: Gary Gladstein

                                  SCHEDULE A
                                  ----------

NAME OF PURCHASER
-----------------

Spira, Steven M.
By: /s/ Steven M. Spira
    -------------------
      Name: Steven M. Spira

Suma Silver Resources, L.P.
By: /s/ Michael A. Natbony
    ----------------------
      Name: Michael A. Natbony
      Title:   President

Sussman, Marvin S.
By: /s/ Marvin S. Sussman
    ---------------------
      Name: Marvin S. Sussman

Brant Investments Ltd.
A/C# 921-6008
By: /s/ Nancy MacKellar
    -------------------
      Name: Executive Vice President
United Mizrahi Bank
(Switzerland) Ltd.
A/C# 19-173-92065
By: /s/ H. Zacharias
    ----------------
      Name: H. Zacharias
      Title:   General Manager

By: /s/ J. Rhein
    ------------
      Name: J. Rhein
      Title:   Assistant Manager

CBG Compagnie Bancaire Geneve
Ref.: Anduril Fund Ltd.
By: /s/ T. Mory
    -----------
      Name: T. Mory
      Title:   Mandataire Commercial

By: /s/ J. Sadeigh
    --------------
      Name: J. Sadeigh
      Title:   Fondee de Pouvoir

                                  SCHEDULE A
                                  ----------

NAME OF PURCHASER
-----------------

CBG Compagnie Bancaire Geneve
Ref.: Suma Silver Resources, L.P.
By: /s/ T. Mory
    -----------
      Name: T. Mory
      Title:   Mandataire Commercial

By: /s/ A. Touboul
    --------------
      Name: A. Touboul
      Title:   Directeur Adjoint

Mada Limited
By: /s/ M.D. Dekel Golan
    --------------------
      Name: Dekel Golan

                                             SCHEDULE A
-----------------------------------------------------------------------------------------------------
                                                                                           NUMBER
NAME OF PURCHASER                                    ADDRESS OF PURCHASER                OF SHARES
----------------------------------------  ------------------------------------------   --------------

ALTAMIRA MANAGEMENT LTD.                  Gee & Co., Account Number:A93300001                  59,300
AS AGENT FOR A/C# 176                     c/o Canadian Imperial Bank of Commerce
                                          P.O. Box 9, Commerce Court Postal Station
                                          Toronto, Ontario M5W 1G9

                                          WITH COPIES TO:

                                          Altamira Management Ltd., as Agent for
                                          Account Number 176
                                          250 Bloor Street, East, Suite 300
                                          Toronto, Ontario M4W 1E6

ALTAMIRA MANAGEMENT LTD.                  Gee & Co., Account Number:A99900002                 187,500
AS AGENT FOR A/C# 317                     c/o Canadian Imperial Bank of Commerce
                                          P.O. Box 9, Commerce Court Postal Station
                                          Toronto, Ontario M5W 1G9

                                          WITH COPIES TO:

                                          Altamira Management Ltd., as Agent for
                                          Account Number 317
                                          250 Bloor Street, East, Suite 300
                                          Toronto, Ontario M4W 1E6

ALTAMIRA MANAGEMENT LTD.                  Royal Trust Corporation of Canada,                   97,500
AS AGENT FOR A/C# 124                     Account
                                          Number:  11588012
                                          Royal Bank Plaza, South Tower
                                          Toronto, Ontario M5J 2J5

                                          WITH COPIES TO:

                                          Altamira Management Ltd., as Agent for
                                          Account Number 124
                                          250 Bloor Street, East, Suite 300
                                          Toronto, Ontario M4W 1E6


                                             SCHEDULE A
-----------------------------------------------------------------------------------------------------
                                                                                           NUMBER
NAME OF PURCHASER                                    ADDRESS OF PURCHASER                OF SHARES
----------------------------------------  ------------------------------------------   --------------

ALTAMIRA MANAGEMENT LTD.                  Gerlach & Co., Account Number 847115                 93,200
AS AGENT FOR A/C# 106                     c/o Citibank, N.A.
                                          20 Exchange Place, Level C
                                          New York, New York 10005

                                          WITH COPIES TO:

                                          Altamira Management Ltd., as Agent for
                                          Account Number 106
                                          250 Bloor Street, East, Suite 300
                                          Toronto, Ontario M4W 1E6

ANDURIL FUND LTD.                         Windermere House                               148,774.1850
                                          404 East Bay Street
                                          Nassau, Bahamas

ANDURIL FUND LTD.                         Windermere House                                     62,500
                                          404 East Bay Street
                                          Nassau, Bahamas

ANDURIL IRREVOCABLE DEFERRED TRUST 1      Windermere House                                35,816.0075
                                          404 East Bay Street
                                          Nassau, Bahamas

ANZ NOMINEES (GUERNSEY) LTD.              ANZ Bank (Guernsey) Limited                    137,753.8750
A/C# AAIZ                                 P.O. Box 153, St. Peter Port
                                          Guernsey, Channel Islands

ANZ NOMINEES (GUERNSEY) LTD.              ANZ Bank (Guernsey) Limited                          75,000
A/C# AAIQ                                 P.O. Box 153, St. Peter Port
                                          Guernsey, Channel Islands

ANZ NOMINEES (GUERNSEY) LTD.              ANZ Bank (Guernsey) Limited                          37,500
A/C# AAIJ                                 P.O. Box 153, St. Peter Port
                                          Guernsey, Channel Islands


                                             SCHEDULE A
-----------------------------------------------------------------------------------------------------
                                                                                           NUMBER
NAME OF PURCHASER                                    ADDRESS OF PURCHASER                OF SHARES
----------------------------------------  ------------------------------------------   --------------

ARGONAUT CAPITAL MANAGEMENT               135 East 57th Street, 31st Street                    62,500
                                          New York, New York  10022

BERLINER, LENI                            5406 Connecticut Avenue, N.W., #401                  25,000
                                          Washington D.C.  20015

BRANT INVESTMENTS LTD.                    Brant Investments Ltd.,                             240,000
A/C# 921-6001                             Account Number:  921-6001
                                          c/o Royal Trust Corporation of Canada
                                          Royal Bank Plaza, South Tower
                                          Toronto, Ontario M5J 2J5

                                          WITH COPIES TO:

                                          C.A. Delaney Capital Management Ltd.,
                                          161 Bay Street, Suite 5100
                                          Toronto, Ontario M5J 2S1

BUCHANAN, LARRY                           720 Faith Avenue                                     25,000
                                          Ashland, Oregon  97520

CBG COMPAGNIE BANCAIRE GENEVE             20, Ave de Rumine                                   162,500
REF.: ANDURIL FUND LIMITED                1005 Lausanne Switzerland

CELTIC GROUP LTD.                         c/o Arthur D. Hanna & Company                        31,250
                                          10 Devaux Street
                                          Nassau, Bahamas

                                          WITH COPIES TO:

                                          Mr. Kerry A. McDonald
                                          3692 South Newport Way
                                          Denver, CO 80237

CONSOLIDATED COMMODITIES, LTD.            Reid House                                        3,935,825
                                          31 Church Street
                                          Hamilton HM 12
                                          Bermuda

                                             SCHEDULE A
-----------------------------------------------------------------------------------------------------
                                                                                           NUMBER
NAME OF PURCHASER                                    ADDRESS OF PURCHASER                OF SHARES
----------------------------------------  ------------------------------------------   --------------
DAMEREL TRADING S.A.                      ABM AMRO Trust Company (Suisse) S.A.                187,500
                                          80, rue de Rhone
                                          CH 1204 Geneva

DERZAVICH, ESQ., FERNANDO                 7 Kommiyut Street                               27,550.7750
                                          Herzlia Bet 46143
                                          Israel

DUNAVANT ENTERPRISES, INC.                3797 New Getwell Road                                12,500
                                          Memphis, TN  38118

ELSZTAIN, EDUARDO S.                      Consultores Asset Management, S.A.                   25,000
                                          Bolivar 108
                                          1st Floor-Capital Federal
                                          (1066) Buenos Aires
                                          Argentina

ETAB COMFORT                              Nancy Stewart                                  275,507.7500
                                          Fahnestock & Co.
                                          110 Wall Street
                                          New York, New York

FLEISCHER, DONALD R.                      173 Riverside Drive, #5R                             25,000
                                          New York, New York  10024

GALLEN, JONATHAN                          Pequod Investments, L.P.                             25,000
                                          950 Third Avenue, 20th Floor
                                          New York, New York  10022

GRUYE, CHARLES R.                         1333 N. California Boulevard                         18,750
                                          Suite 520
                                          Walnut Creek, California  94596

HEARTLAND SMALL CAP CONTRARIAN FUND       790 North Milwaukee Street                          187,500
                                          Milwaukee, Wisconsin


                                             SCHEDULE A
-----------------------------------------------------------------------------------------------------
                                                                                           NUMBER
NAME OF PURCHASER                                    ADDRESS OF PURCHASER                OF SHARES
----------------------------------------  ------------------------------------------   --------------
HUMBER INVESTMENTS LIMITED                Suite 922C                                          250,000
                                          Europort
                                          Gibraltar

                                          WITH COPIES TO:

                                          Springfield Financial Advisory Limited
                                          22/f, Hang Lung Centre
                                          2-20 Paterson Street
                                          Causeway Bay, Hong Kong

HUMBER INVESTMENTS LIMITED                Suite 922C                                     137,753.8750
                                          Europort
                                          Gibraltar

                                          WITH COPIES TO:

                                          Springfield Financial Advisory Limited
                                          22/f, Hang Lung Centre
                                          2-20 Paterson Street
                                          Causeway Bay, Hong Kong

IMS GLOBAL INVESTMENTS X, LTD.            IFS (Ireland)                                       125,000
                                          Harcourt Centre,
                                          Harcourt Street
                                          Dublin 2 Ireland

INFINITY PROPERTIES LTD. B.V.I.           Mossack Fonseca & Co. (B.V.I.) Ltd.            517,954.5700
                                          Skelton Building
                                          P.O. Box 3136
                                          Road Twon, Tortola
                                          British Virgin Islands

IVOR WOLFSON CORP. S.A.                   Simtat Hagiva 34                                55,101.5500
                                          Savyon 565-30 1
                                          Israel

                                             SCHEDULE A
-----------------------------------------------------------------------------------------------------
                                                                                           NUMBER
NAME OF PURCHASER                                    ADDRESS OF PURCHASER                OF SHARES
----------------------------------------  ------------------------------------------   --------------

FRANKSTON INVESTMENT LIMITED              c/o Theodore Goddard                                 25,000
                                          Osprey House, 5 Old Street
                                          St. Helier
                                          Jersey, Channel Islands

LITANI CAPITAL MANAGEMENT LDC             10 Devaux Street                                          1
                                          Nassau, Bahamas

MADA LIMITED                              Abbott Building, P.O. Box 3186                       25,000
                                          Main Street
                                          Road Town, Tortola
                                          British Virgin Islands

                                          WITH COPIES TO:

                                          Dekel and Nurit Golan
                                          c/o Mada Management & Holdings Ltd.
                                          8 Rishonim Street
                                          Tel Aviv, Israel 65145

MOORE GLOBAL INVESTMENTS, LTD.            c/o Curacao International Trust                     796,875
                                          Company N.V.
                                          Kaya Flamboyan 9
                                          Curacao, Netherlands Antilles

NASH, RON AND LINDA                       134 Essex Drive                                      25,000
                                          Tenafly, New Jersey 07670

NATBONY, WILLIAM                          61 Yukon Drive                                   115,207.37
                                          Woodbury, New York 11797

NATBONY TRUST PARTNERSHIP                 61 Yukon Drive                                       27,500
                                          Woodbury, New York  11797

                                             SCHEDULE A
-----------------------------------------------------------------------------------------------------
                                                                                           NUMBER
NAME OF PURCHASER                                    ADDRESS OF PURCHASER                OF SHARES
----------------------------------------  ------------------------------------------   --------------
NEW YORK HOLDINGS LTD.                    c/o Herzog, Fox Neeman                          27,550.7750
                                          4 Weizmann Street
                                          Asia House
                                          Tel Aviv 64239
                                          Israel

PEZET, FELIPE DE LUCIO                    c/o Andean Silver Corporation LDC                    25,000
                                          755 Las Camelias, 3rd Floor
                                          Lima 27 Peru

RECANATI, DAFNA                           16 Prof. Shor                                3,339,153.9300
                                          Tel-Aviv 62961
                                          Israel

REMINGTON INVESTMENTS STRATEGIES, L.P.    1251 Avenue of the Americas, 53rd Floor             140,625
                                          New York, New York  10020

SCHRAUB, HOWARD                           6447 Camion De La Costa                              25,700
                                          La Jolla, California  92037

SILVER HOLDINGS LDC                       c/o Curacao Corporation Company N.V.                      1
                                          Kaya Flamboyan 9
                                          Willemstad, Curacao
                                          Netherlands Antilles

SPIRA, STEVEN M.                          277 West End Avenue                                   6,250
                                          New York, New York  10023

SUMA SILVER RESOURCES, L.P.               c/o Paradigm Capital Management, Inc.               278,500
                                          3101 TowerCreek Parkway
                                          Suite 500
                                          Atlanta, Georgia  30339

SUSSMAN, MARVIN S.                        101 Central Park West                                12,500
                                          New York, New York  10023

                                             SCHEDULE A
-----------------------------------------------------------------------------------------------------
                                                                                           NUMBER
NAME OF PURCHASER                                    ADDRESS OF PURCHASER                OF SHARES
----------------------------------------  ------------------------------------------   --------------
BRANT INVESTMENTS LTD.                    c/o Royal Trust Corporation of Canada               510,000
A/C# 921-6008                             Royal Bank Plaza, South Tower
                                          Toronto, Ontario  M5J 2J5
                                          Canada

                                          WITH COPIES TO:

                                          C.A. Delaney Capital Management Ltd.
                                          161 Bay Street, Suite 5100
                                          Toronto, Ontario M5J 251
UNITED MIZRAHI BANK                       Lowenstrasse 1                                  27,550.7750
(SWITZERLAND) LTD.                        8021 Zurich
A/C# 19-173-92065                         Switzerland

CBG COMPAGNIE BANCAIRE GENEVE             20, Ave de Rumine                                   375,000
REF.: ANDURIL FUND LTD.                   1005 Lausanne
                                          Switzerland

CBG COMPAGNIE BANCAIRE GENEVE             20, Ave de Rumine                                   125,000
REF.: SUMA SILVER RESOURCES, L.P.         1005 Lausanne
                                          Switzerland

                                          WITH COPIES TO:

                                          Paradigm Capital Management, Inc.
                                          3101 TowerCreek Parkway
                                          Suite 500
                                          Atlanta, Georgia 30339

MADA LIMITED                              Abbott Building, P.O. Box 3186                        8,333
                                          Main Street
                                          Road Town, Tortola
                                          British Virgin Islands

                                          WITH COPIES TO:

                                          Dekel and Nurit Golan
                                          c/o Mada Management & Holdings Ltd.
                                          8 Rishonim Street
                                          Tel Aviv, Israel 65145
